Source: Lightscape Technologies Inc.

Global Innovative Announces Name Change

to Lightscape Technologies Inc.

New Name Reflects Company’s Strategic Focus on LED Lighting Solutions

HONG KONG, April 23, 2007 – Global Innovative Systems Inc. (OTCBB: GBSY), a provider of innovative lighting design solutions, advanced lighting products and customized energy management solutions, today announced that its corporate name will change to Lightscape Technologies Inc., effective immediately. The ticker symbol for the Company’s common stock will change to OTCBB: LTSC, effective April 23, 2007. Holders of stock certificates bearing the name "Global Innovative Systems Inc." may continue to hold them and will not be required to exchange them for new certificates or take any other action. The CUSIP number for the Company's common stock will change to 53227B 101, effective April 23, 2007.

Bondy Tan, President and CEO commented, “With the rapid growth of our LED lighting design solutions segment, this corporate name change better reflects our new strategic focus within the lighting industry.

There has been no change in our Company’s management or ownership, and we continue to provide leading-edge lighting design solutions, advanced lighting source products and energy-savings solutions to an increasingly diverse base of global clients.”

“Our name change, coupled with implementation of a re-branding strategy, reflects the image that the Company wishes to convey to our customers, shareholders and investors as a leader in the provision of innovative, creative and energy-efficient “lightscapes” for a variety of architectural, commercial and retail developments.”

Mr. Tan concluded, “The birth of our new corporate name, Lightscape Technologies, is the result of many positive changes to our business over the past twelve months. As a result of these changes, we are now positioned to be a world-class sales and marketing company offering our customers creative lighting solutions and products. Anchored by our proprietary lighting control technologies and our creative design strengths, our solutions bring light to life for our customers. In addition, we leverage our energy-savings expertise to offer lighting solutions which produce substantial long-term cost savings for our customers. We look forward to continued growth in our business and believe our new name will further position our Company as an innovative player in the lighting solutions market.”

As part of the name change, the Company will be releasing a new corporate logo and launching a new corporate website in the Company’s current 2008 fiscal first quarter.

About Lightscape Technologies

Lightscape Technologies Inc. (OTCBB: LTSC) delivers innovative lighting design solutions, advanced lighting products and customized energy management solutions. Through wholly owned subsidiary Lightscape Technologies (Macau) Ltd., Lightscape Technologies provides full service lighting design solutions including LED video walls, software-based intelligent lighting controllers, interior set design and fabrication, laser and multimedia technologies. Through subsidiary Beijing Illumination (Hong Kong) Limited, Lightscape Technologies manufactures and sells HID (High-Intensity Discharge) lighting products and Ultra High-Pressure Mercury Lamps. Through wholly owned subsidiary Tech Team Holdings Limited, Lightscape Technologies provides total energy management products and solutions which optimize energy consumption, lower costs, and enhance competitiveness for clients. Our headquarters are in Hong Kong, and we have offices in Singapore, China and Macau.

Investor Contact Information:

Bill Zima or Ashley Ammon

Integrated Corporate Relations, Inc.

(203) 682-8200

Safe Harbor Provision

The Private Securities Litigation Reform Act of 1995 provides a "Safe Harbor" for forward-looking statements. This Press Release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “plan,” “anticipate” and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from Lightscape Technologies’ expectations, and Lightscape Technologies expressly does not undertake any duty to update forward-looking statements. These factors include, but are not limited to, risks in product development and market acceptance of and demand for the company’s products and services; risks of downturns in economic conditions generally; risks of intellectual property rights associated with competition and competitive pricing pressures; risks of foreign sales and high customer concentration; and other factors which may cause the actual results, performance or achievements of Lightscape Technologies to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Information concerning potential factors that could affect the company is detailed from time to time in the company's reports filed with the Securities and Exchange Commission.